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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        JANUARY 7, 2005 (JANUARY 7, 2005)
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                      -------------------------------------

                          THE GREAT ATLANTIC & PACIFIC
                                TEA COMPANY, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           MARYLAND                         1-4141                13-1890974
(STATE OR OTHER JURISDICTION OF    (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                               IDENTIFICATION NO.)

                                TWO PARAGON DRIVE
                           MONTVALE, NEW JERSEY 07645
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (201) 573-9700
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


(c). Exhibits.

Exhibit 99.1 Press Release of The Great Atlantic & Pacific Tea Company, dated
             January 7, 2005

ITEM 9.01. REGULATION FD DISCLOSURE

In accordance with SEC Release No. 33-8216, the information contained herein and in the accompanying exhibit is being furnished under Item 12, "Results of Operations and Financial Condition." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On January 7, 2005, The Great Atlantic & Pacific Tea Company, Inc. issued a press release announcing its financial results for the fiscal 2004 third quarter and year to date results for the 12 and 40 weeks ended December 4, 2004. A copy of the press release is attached as Exhibit 99.1 to this Current Report.

To supplement the consolidated financial results as determined in accordance with generally accepted accounting principles ("GAAP"), the press release presents non-GAAP financial measures for "EBITDA." We use the non-GAAP measure "EBITDA" to evaluate the Company's liquidity and it is among the primary measures used by management for planning and forecasting of future periods. The Company believes the presentation of this measure is relevant and useful for investors because it allows investors to review results in a manner similar to the method used by the Company's management and makes it easier to compare the Company's results with other companies that have different financing and capital structures or tax rates. In addition, this measure is also among the primary measures used externally by the Company's investors, analysts and peers in its industry for purposes of valuation and comparing the results of the Company to other companies in its industry. As required by the Securities and Exchange Commission, EBITDA is reconciled to Net Cash provided by Operating Activities on
Schedule 1 of the release.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.


                               By: /s/ Mitchell P. Goldstein
                                   --------------------------------------------
                                   Name: Mitchell P. Goldstein
                                   Title: Executive Vice President,
                                          Chief Financial Officer & Secretary


Dated: January 7, 2005



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                                  EXHIBIT INDEX

EXHIBIT NO.         DESCRIPTION
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  99.1              Press Release dated January 7, 2005